SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): October 23, 2003

INDEPENDENT BANK CORPORATION (Exact name of registrant as specified in its charter)
Michigan (State or Jurisdiction of Incorporation or Organization)

0-7818 (Commission File Number)	38-2032782 (I.R.S. Employer Identification No.)

230 West Main Street, Ionia, Michigan 48846 (Address of principal executive offices)

(616) 527-9450
(Registrant's telephone number, including area code)

NONE Former name, address and fiscal year, if changed since last report.

Item 7.      Financial Statements and Exhibits.

Exhibit

99   Supplemental data to the Registrant's press release dated October 23, 2003.

Item 12.      Results of Operations and Financial Condition.

The information attached at Exhibit 99 is supplemental data to the Registrant's press release dated October 23, 2003 regarding its earnings during the quarter ended September 30, 2003.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date	October 23, 2003	By	s/ Robert N. Shuster Robert N. Shuster, Principal Financial Officer
Date	October 23, 2003	By	s/ James J. Twarozynski James J. Twarozynski, Principal Accounting Officer

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES Consolidated Statements of Financial Condition	Exhibit 99

	September 30, 2003	December 31, 2002

	(unaudited)

Assets	(in thousands)
Cash and due from banks	$ 54,633	$ 60,731
Securities available for sale	437,687	371,246
Federal Home Loan Bank stock, at cost	13,895	9,704
Loans held for sale	69,780	129,577
Loans
Commercial	594,462	536,715
Real estate mortgage	657,723	601,799
Installment	237,820	242,928
Finance receivables	125,560

Total Loans	1,615,565	1,381,442
Allowance for loan losses	(17,848)	(16,705)

Net Loans	1,597,717	1,364,737
Property and equipment, net	43,330	40,735
Bank owned life insurance	36,545	35,415
Goodwill	16,289	7,299
Other intangibles	8,017	6,420
Accrued income and other assets	37,869	31,698

Total Assets	$ 2,315,762	$ 2,057,562

Liabilities and Shareholders' Equity
Deposits
Non-interest bearing	$ 195,871	$ 179,871
Savings and NOW	688,767	657,530
Time	754,720	698,202

Total Deposits	1,639,358	1,535,603
Federal funds purchased	67,460	23,840
Other borrowings	346,190	310,413
Guaranteed preferred beneficial interests in Company's subordinated
debentures	50,600	17,250
Financed premiums payable	26,406
Accrued expenses and other liabilities	31,099	32,409

Total Liabilities	2,161,113	1,919,515

Shareholders' Equity
Preferred stock, no par value--200,000 shares authorized; none outstanding
Common stock, $1.00 par value--30,000,000 shares authorized;
issued and outstanding: 19,525,840 shares at September 30, 2003
and 17,822,090 shares at December 31, 2002	19,526	17,822
Capital surplus	119,434	75,076
Retained earnings	11,094	41,785
Accumulated other comprehensive income	4,595	3,364

Total Shareholders' Equity	154,649	138,047

Total Liabilities and Shareholders' Equity	$ 2,315,762	$ 2,057,562

INDEPENDENT BANK CORPORATION AND SUBSIDIARIES Consolidated Statements of Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

	(unaudited)		(unaudited)

Interest Income	(in thousands, except per share amounts)
Interest and fees on loans	$ 30,945	$ 27,616	$ 88,050	$ 81,519
Securities available for sale
Taxable	2,727	3,223	8,575	9,249
Tax-exempt	2,134	1,776	5,982	5,176
Other investments	165	340	442	987

Total Interest Income	35,971	32,955	103,049	96,931

Interest Expense
Deposits	6,769	8,994	21,370	26,662
Other borrowings	3,943	2,957	12,146	9,555

Total Interest Expense	10,712	11,951	33,516	36,217

Net Interest Income	25,259	21,004	69,533	60,714
Provision for loan losses	569	752	2,279	2,845

Net Interest Income After Provision for Loan Losses	24,690	20,252	67,254	57,869

Non-interest Income
Service charges on deposit accounts	3,855	3,457	10,803	9,410
Net gains (losses) on asset sales
Real estate mortgage loans	5,652	1,280	14,001	4,324
Securities	(1,314)	550	(755)	726
Title insurance fees	983	580	2,633	1,667
Manufactured home loan origination fees
and commissions	535	445	1,282	1,442
Real estate mortgage loan servicing	201	(1,118)	(1,196)	(550)
Other income	1,902	1,487	5,872	4,372

Total Non-interest Income	11,814	6,681	32,640	21,391

Non-interest Expense
Compensation and employee benefits	11,241	9,620	31,677	27,670
Occupancy, net	1,611	1,371	4,835	4,021
Furniture and fixtures	1,381	1,123	4,125	3,373
Loss on prepayment of borrowings	983	0	983	59
Other expenses	7,078	4,963	19,376	14,200

Total Non-interest Expense	22,294	17,077	60,996	49,323

Income Before Income Tax	14,210	9,856	38,898	29,937
Income tax expense	3,890	2,743	10,630	8,427

Net Income	$ 10,320	$ 7,113	$ 28,268	$ 21,510

Net Income Per Share
Basic	$ .53	$ .35	$ 1.44	$ 1.06
Diluted	.51	.35	1.41	1.04
Dividends Per Common Share
Declared	$ .16	$ .10	$ .43	$ .31
Paid	.16	.10	.43	.31

Non-performing assets
	September 30, 2003	December 31, 2002

	(dollars in thousands)
Non-accrual loans	$ 5,047	$ 5,738
Loans 90 days or more past due and
still accruing interest	3,619	3,961
Restructured loans	286	270

Total non-performing loans	8,952	9,969
Other real estate	3,080	3,908

Total non-performing assets	$12,032	$13,877

As a percent of Portfolio Loans
Non-performing loans	0.55%	0.72%
Allowance for loan losses	1.10	1.21
Non-performing assets to total assets	0.52	0.67
Allowance for loan losses as a percent of
non-performing loans	199	168

Allowance for loan losses
	Nine months ended September 30,
	2003	2002

	(in thousands)
Balance at beginning of period	$ 16,705	$ 16,167
Additions (deduction)
Allowance on loans acquired	517
Provision charged to operating expense	2,279	2,845
Recoveries credited to allowance	795	551
Loans charged against the allowance	(2,448)	(1,865)

Balance at end of period	$ 17,848	$ 17,698

Net loans charged against the allowance to
average Portfolio Loans (annualized)	0.15%	0.12%

	September 30, 2003			December 31, 2002

	Amount	Average Maturity	Rate	Amount	Average Maturity	Rate

	(dollars in thousands)
Brokered CDs(1)	$354,503	2.2 years	2.43%	$278,012	1.9 years	3.03%
Fixed rate FHLB advances(1)	61,684	7.1 years	5.04	62,861	7.9 years	5.83
Variable rate FHLB advances(1)	147,550	0.3 years	1.32	131,200	0.3 years	1.50
Securities sold under agreements to Repurchase(1)	133,961	0.1 years	1.26	98,712	0.1 years	1.74
Federal funds purchased	67,460	1 day	1.29	23,840	1 day	1.38

Total	$765,158	1.7 years	2.12%	$594,625	1.8 years	2.71%

            (1) Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

Capitalization
	September 30, 2003	December 31, 2002

	(in thousands)
Unsecured debt		$ 12,600

Preferred Securities	$ 50,600	17,250

Shareholders' Equity
Preferred stock, no par value
Common Stock, par value $1.00 per share	19,526	17,822
Capital surplus	119,434	75,076
Retained earnings	11,094	41,785
Accumulated other comprehensive income (loss)	4,595	3,364

Total shareholders' equity	154,649	138,047

Total capitalization	$205,249	$167,897

Non-Interest Income
	Three months ended September 30,		Nine months ended September 30,
	2003	2002	2003	2002

Service charges on deposit accounts	$ 3,855	$ 3,457	$ 10,803	$ 9,410
Net gains (losses) on asset sales
Real estate mortgage loans	5,652	1,280	14,001	4,324
Securities	(1,314)	550	(755)	726
Title insurance fees	983	580	2,633	1,667
Bank owned life insurance	360	8	1,102	8
Manufactured home loan origination fees
and commissions	535	445	1,282	1,442
Mutual fund and annuity commissions	319	203	909	781
Real estate mortgage loan servicing	201	(1,118)	(1,196)	(550)
Other	1,223	1,276	3,861	3,583

Total non-interest income	$ 11,814	$ 6,681	$ 32,640	$ 21,391

	Three months ended September 30,		Nine months ended September 30,
	2003	2002	2003	2002

	(in thousands)
Real estate mortgage loans originated	$ 344,999	$ 251,695	$970,210	$ 545,174
Real estate mortgage loans sold	299,502	105,613	771,754	348,933
Real estate mortgage loans sold with servicing
rights released	12,802	53,828	43,517	75,323
Net gains on the sale of real estate mortgage loans	5,652	1,280	14,001	4,324
Net gains as a percent of real estate mortgage
loans sold ("Loan Sale Margin")	1.89%	1.21%	1.81%	1.24%
SFAS #133 adjustments included in the Loan
Sale Margin	(0.16)%	(0.56)%	0.05%	(0.24)%

Non-Interest Expense
	Three months ended September 30,		Nine months ended September 30,
	2003	2002	2003	2002

	(in thousands)
Salaries	$ 7,183	$ 6,435	$20,446	$18,565
Performance-based compensation
and benefits	1,670	1,325	4,560	3,874
Other benefits	2,388	1,860	6,671	5,231

Compensation and employee
benefits	11,241	9,620	31,677	27,670
Occupancy, net	1,611	1,371	4,835	4,021
Furniture and fixtures	1,381	1,123	4,125	3,373
Data processing	1,025	766	2,921	2,193
Advertising	1,151	663	2,894	1,840
Loan and collection	824	659	2,655	1,874
Communications	738	592	2,134	1,805
Supplies	461	463	1,420	1,134
Legal and professional	584	302	1,415	801
Amortization of intangible assets	492	244	1,226	736
Loss on prepayment of borrowings	983		983	59
Other	1,803	1,274	4,711	3,817

Total non-interest expense	$22,294	$17,077	$60,996	$49,323

Average Balances and Tax Equivalent Rates
	Three Months Ended September 30,
	2003			2002

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

Assets	(dollars in thousands)
Taxable loans (1)	$1,698,405	$30,797	7.22%	$1,428,149	$27,456	7.65%
Tax-exempt loans (1,2)	11,236	228	7.98	11,541	246	8.46
Taxable securities	246,360	2,727	4.39	221,333	3,223	5.78
Tax-exempt securities (2)	188,775	3,376	7.10	145,557	2,801	7.63
Other investments	13,414	165	4.88	21,521	340	6.27

Interest Earning Assets	2,158,190	37,293	6.87	1,828,101	34,066	7.41

Cash and due from banks	55,626			40,513
Other assets, net	121,333			87,496

Total Assets	$2,335,149			$1,956,110

Liabilities
Savings and NOW	$ 696,523	1,070	0.61	$ 637,858	1,878	1.17
Time deposits	771,731	5,699	2.93	712,287	7,116	3.96
Other borrowings	452,372	3,943	3.46	277,199	2,957	4.23

Interest Bearing Liabilities	1,920,626	10,712	2.21	1,627,344	11,951	2.91

Demand deposits	204,480			157,227
Other liabilities	57,121			29,580
Shareholders' equity	152,922			141,959

Total liabilities and shareholders' equity	$2,335,149			$1,956,110

Tax Equivalent Net Interest Income		$ 26,581			$ 22,115

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.90%			4.82%

(1)     All domestic
(2)    Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%

Average Balances and Tax Equivalent Rates
	Nine Months Ended September 30,
	2003			2002

	Average Balance	Interest	Rate	Average Balance	Interest	Rate

Assets	(dollars in thousands)
Taxable loans (1)	$1,588,440	$87,590	7.36%	$1,403,633	$81,047	7.71%
Tax-exempt loans (1,2)	11,674	708	8.11	11,541	726	8.41
Taxable securities	235,641	8,575	4.87	212,014	9,249	5.83
Tax-exempt securities (2)	174,344	9,476	7.27	138,465	8,163	7.88
Other investments	11,802	442	5.01	21,547	987	6.12

Interest Earning Assets	2,021,901	106,791	7.06	1,787,200	100,172	7.49

Cash and due from banks	48,897			39,163
Other assets, net	117,029			72,747

Total Assets	$2,187,827			$1,899,110

Liabilities
Savings and NOW	$ 686,418	3,867	0.75	$ 631,633	5,778	1.22
Time deposits	728,254	17,503	3.21	679,968	20,884	4.11
Other borrowings	395,579	12,146	4.11	272,111	9,555	4.69

Interest Bearing Liabilities	1,810,251	33,516	2.48	1,583,712	36,217	3.06

Demand deposits	179,975			149,775
Other liabilities	49,090			27,741
Shareholders' equity	148,511			137,882

Total liabilities and shareholders' equity	$2,187,827			$1,899,110

Tax Equivalent Net Interest Income		$ 73,275			$ 63,955

Tax Equivalent Net Interest Income
as a Percent of Earning Assets			4.84%			4.78%

(1)     All domestic
(2)    Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 35%